Note 24 - Employee Benefits (Details) - Weighted Average Assumptions Used in Determining Net Periodic Benefit Cost and Projected Benefit Obligation of Other Benefit Plans: (Other Postretirement Benefit Plan, Defined Benefit [Member])
	12 Months Ended
	Oct. 31, 2013	Oct. 31, 2012	Oct. 31, 2011
Other Postretirement Benefit Plan, Defined Benefit [Member]
Projected benefit obligation
Discount rate	4.50%	4.11%	5.11%
Rate of compensation increase	3.39%	3.75%	3.91%
Initial health care cost trend rate	8.98%	9.02%	9.06%
Ultimate health care cost trend rate	4.50%	4.50%	4.50%
Years until ultimate trend rate is reached	8 years	9 years	10 years
Benefit cost
Discount rate	4.11%	5.11%	5.13%
Rate of compensation increase	3.75%	3.91%	3.96%